Exhibit 4.9

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE AS AT THE DATE THE CORPORATION COMPLETES A LIQUIDITY TRANSACTION (AS DEFINED IN THE INDENTURE), OR, IF NO SUCH LIQUIDITY TRANSACTION IS COMPLETED WITHIN 8 MONTHS OF THE ISSUE DATE (AS DEFINED IN THE INDENTURE), UNLESS EXERCISED BY 4:00 P.M. (MOUNTAIN STANDARD TIME) ON THE DATE THAT IS 18 MONTHS FROM THE ISSUE DATE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF JULY 18, 2007 AND THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RED MILE ENTERTAINMENT, INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO RED MILE ENTERTAINMENT, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) INSIDE THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO RED MILE ENTERTAINMENT, INC.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE “1933 SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE 1933 SECURITIES ACT) WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM AND THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT SATISFACTORY TO IT.

FORM OF WARRANT CERTIFICATE

RED MILE ENTERTAINMENT, INC.
(Incorporated under the laws of Delaware)

WARRANT CERTIFICATE NO. ________	_____________ WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each whole Warrant represented hereby

THIS IS TO CERTIFY THAT ____________________

(hereinafter referred to as the "holder") is entitled to acquire, in the manner and subject to the restrictions and adjustments set forth herein, one fully paid and non-assessable common share ("Common Share") without nominal or par value of Red Mile Entertainment, Inc. (the "Corporation"), as such shares were constituted on July 18, 2007, for no additional consideration to that already received by the Corporation, at any time and from time to time following the Vesting Date (as defined in the Warrant Indenture (the "Indenture") made as of July 18, 2007 between the Corporation and Olympia Trust Company) and until 4:00 p.m. (Mountain Standard Time) on the date that is 18 months from the Issue Date, as that term is defined in the Indenture, (the "Expiry Time").

The right to acquire Common Shares may be exercised by the holder within the time set forth above by:

(a)	duly completing and executing the Exercise Form attached hereto; and

(b)	surrendering this Warrant Certificate and the Exercise Form to Olympia Trust Company (the "Trustee") at the principal office of the Trustee in the city of Calgary, Alberta.

These Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

Upon surrender of these Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five Business Days of the receipt of this Warrant Certificate, and the Exercise Form duly completed.

No fractional Common Share will be issued upon exercise of any Warrants and the Corporation shall not make any payment to the holder in respect thereof, provided that all such fractional interests the holder would otherwise be entitled to if not for the foregoing shall be aggregated and, if as a result of such aggregation the holder would be entitled to one or more whole Common Shares, the Corporation shall cause such shares to be issued to the holder.

The Common Shares issuable upon the exercise hereof have not been registered under the U.S. Securities Act and these Warrants may not be exercised within the United States or by or on behalf of any person in the United States, nor will certificates representing Common Shares be delivered in the United States unless the Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or any exemption from such registration requirements is available.  Any person who exercises Warrants shall provide to the Trustee either:

(i)
written certification that it was not offered and did not acquire the Warrants in the United States, such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a person in the United States; or

(ii)
written certification that (i) it was the original purchaser in the Corporation's private placement of the Units pursuant to which the Warrant was issued, (ii) it acquired the Units for its own account for investment purposes only, and (iii) except for the fact that the Warrants are being exercised by the undersigned in the United States, if applicable, the representations and warranties made to the Corporation in connection with the acquisition of the Units remains true and correct on the date of such exercise; or

(iii)
a written opinion of counsel or other evidence satisfactory to the Corporation, acting reasonably, to the effect that the issuance of the Common Shares and Warrants have been registered under the U.S. Securities Act and applicable state securities laws or is exempt from registration thereunder.

The Warrants represented by this certificate are issued under and pursuant to the Indenture.  Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Warrants and the terms and conditions upon which the Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth.

By acceptance hereof, the holder assents to all provisions of the Indenture.  In the event of a conflict between the provisions of this Warrant Certificate and the Indenture, the provisions of the Indenture shall govern.  Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined.

The Indenture provides that on subdivision, consolidation or reclassification of the Common Shares, the number of Common Shares issuable on the exercise of the Warrants will be adjusted proportionately, and that in the event of any reclassification or change of the Common Shares or consolidation, amalgamation or merger of the Corporation or any transfer of its undertaking or assets as an entirety or substantially as an entirety, a holder shall be entitled to receive the kind and amount of shares and other securities or property which he would have been entitled to receive as a result of such event if, on the effective date thereof, he had been the registered owner of the number of Common Shares to which he was theretofore entitled upon exercise.

The registered holder of this Warrant Certificate may, at any time following the Vesting Date and prior to the Expiry Time, upon surrender hereof to the Trustee at its principal office in the city of Calgary, Alberta, exchange this Warrant Certificate for other Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Warrant Certificate.

The Indenture provides that all holders of Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Warrants.

The Warrants evidenced by this Warrant Certificate may only be transferred in connection with the transfer of the Common Shares which, together with the Warrants evidenced by this Warrant Certificate, constitute Units, as defined in the Indenture. In addition, the Warrants evidenced by this Warrant Certificate may only be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of __________, 2007.

RED MILE ENTERTAINMENT, INC.

Per:    _________________________

Certified by:

OLYMPIA TRUST COMPANY

By:    ______________________________

EXERCISE FORM

TO:           Red Mile Entertainment, Inc.
Olympia Trust Company

The undersigned hereby exercises the right to acquire Common Shares of Red Mile Entertainment, Inc. (the "Corporation") as constituted on July 18, 2007 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

The Common Shares (or other securities or property) are to be issued as follows:

Name:

           (print clearly)

Address in full:

Number of Common Shares:

Note:  If further nominees intended, please attach (and initial) schedule giving these particulars.

No certificates will be registered or delivered to an address in the United States unless Box B below is checked.

The undersigned certifies that each of the representations and warranties made by the undersigned to the Corporation is connection with the undersigned's acquisition of the Warrants remains true and correct and correct on the date hereof.

The undersigned represents that: [check one only]

☐	A
it is not in the United States as defined in Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), was not offered and did not acquire the Warrants in the United States, and is not exercising the Warrant for the account or benefit of a person in the United States.

☐	B
(i) it was the original purchaser in the Corporation’s private placement of the Units pursuant to which the Warrant was issued, (ii) it acquired the Units for its own account for investment purposes only, and (iii) except for the fact that the Warrants are being exercised by the undersigned in the United States, if applicable, the representations and warranties made to the Corporation in connection with the acquisition of the Units remain true and correct on the date of this Exercise Form.

☐	C
enclosed herewith is an opinion of counsel to the effect that an exemption from registration under the 1933 Act and applicable state securities laws is available in connection with the exercise of the Warrants.  The undersigned understands such opinion must be reasonably acceptable to the Corporation, and that the exercise of the Warrants in the United States or by or for the account or benefit of a person in the United States is limited by the terms of the Warrants and the Warrant Indenture.

Certificates representing Warrants issued to a subscriber who does not check Box A will bear legends restricting transfer as set forth in the Warrant Indenture.

DATED this ____ day of __________, ________.

_____________________________                  ________________________
Signature Guaranteed                                                                                     (Signature of Warrantholder)

                                                 ________________________
        Print full name
                                                  ________________________

         ________________________
        Print full address
Instructions:

1.
The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to Olympia Trust Company at its principal office at Suite 2300, 125 - 9th Avenue SE, Calgary, Alberta, T2G 0P6.  Certificates for Common Shares will be delivered or mailed within five (5) business days after the exercise of the Warrants.

2.
If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a Canadian chartered bank, Canadian trust company or member of an acceptable Medallion Guarantee Program.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".  Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program.  Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

4.
If the registered holder exercises its right to receive Common Shares prior to the expiry of the "restricted period", the Common Shares will be subject to a restricted period and may be issued with a legend reflecting such restricted period.

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ___________________________________ [name of Transferee], _________________ [number of Warrants] Warrants of Red Mile Entertainment, Inc. (the "Corporation") registered in the name of the undersigned on the records of Olympia Trust Company represented by the Warrant Certificate attached and irrevocably appoints Olympia Trust Company the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.  The undersigned further represents and warrants that the Warrants to be transferred by this instrument are being transferred concurrently with common shares of the Corporation, originally acquired by private placement from the Corporation on  the date of the issuance of the Warrants, with each such common share and 0.2 of a Warrant constituting a "Unit".

DATED the _____ day of __________, ______.

____________________________                __________________________________
Signature Guaranteed                                                                           (Signature of Warrantholder)

Instructions:

1.	Signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate.

2.
If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3.
The signature on the Transfer Form must be guaranteed by an authorized officer of a Canadian chartered bank, Canadian trust company, or member of an acceptable Medallion Guarantee Program.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".  Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program.  Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

Warrants shall only be transferable in accordance with applicable securities and other laws and together with such number of common shares as to constitute a transfer of Units.